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                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 33-87494



                              The Lake Forest Funds
                         SUPPLEMENT DATED MARCH 8, 2004
                                       to
                                 the Prospectus
                               dated July 1, 2003

The following information supplements and should be read in conjunction with the section of the Trust's Prospectus entitled "Management of the Funds."

At a meeting of the Board of Trustees of The Lake Forest Funds held on March 5, 2004, the Board approved an interim management agreement between The Lake Forest Funds and Profit Investment Management. The previous adviser, Boberski & Company, resigned by mutual consent on the same day.

INVESTMENT ADVISER

The Trust retains Profit Investment Management (the "Adviser"), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, to manage the Funds' investments. Eugene A. Profit and Dr. Joseph A. Quash are the controlling shareholders of the Adviser.

The Adviser manages the investments and business affairs of the Funds. The new Adviser will receive no compensation in connection with or for any services provided to the Funds. The Adviser shall pay all compensation and expenses of its employees, officers, employees or agents of the Trust, and shall provide customary clerical services, staff services, office space and office supplies related to providing advisory services.

The Funds will pay all operating expenses of the Funds, including the compensation and expenses of any non-interested trustees of the Funds and of any other persons not related to the Adviser rendering any services to the Funds and other ordinary expenses incurred related to the management of the Funds. The Adviser, however, will reimburse the Trust for the Trust's expenses incurred during the agreement, excluding all brokerage fees and commissions, taxes, borrowing costs and such extraordinary or non-recurring expenses as may arise, in order to maintain the total operating expenses of the Lake Forest Core Equity Fund series at 2.45% of its average daily net assets and to maintain the total operating expenses of the Lake Forest Money Market Fund series at 1.00% of its average daily net assets.

Eugene A. Profit, the President of the Adviser, is primarily responsible for managing the portfolio of the Funds and has acted in this capacity since the close of business on March 5, 2004. Mr. Profit has been the portfolio manager of the Profit Funds Investment Trust since October 13, 1997. Mr. Profit has been the President and Chief Executive Officer of the Profit Funds Investment Trust since February, 1996; Marketing Director, Crossroads Group, Parsippany, New Jersey (1993-1994); Owner, Cravings Bakery (1991-1993); and a player in the National Football League (1986-1991).

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